RULE 497(c)

REG. NO. 333-36796

AMBASSADOR FUNDS

MICHIGAN INVESTMENT TRUST, GOVERNMENT MONEY MARKET SERIES

Supplement dated July 17, 2009

to the Prospectus dated November 25, 2008

PROPOSED LIQUIDATION OF GOVERNMENT MONEY MARKET SERIES

On July 17, 2009, the Board of Trustees of Ambassador Funds approved a plan of termination and liquidation for the Michigan Investment Trust, Government Money Market Series (the “MIT Fund”).  Accordingly, the MIT Fund has been closed to new investors and has ceased offering its shares and will no longer accept orders to purchase shares of beneficial interest.  The MIT Fund will embark on an orderly liquidation of its assets, and it is expected that this liquidation will be accomplished, and the cash proceeds available for final distribution to shareholders in proportion to their ownership interests in the MIT Fund, by no later than August 15, 2009.  Shareholders may redeem their shares at any time up prior to the planned final distribution.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THEIR PROSPECTUS FOR FUTURE REFERENCE